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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  January 28, 1997
                                                            ----------------


                            HERSHEY FOODS CORPORATION
                            -------------------------
               (Exact name of registrant as specified in its charter)


     Delaware                        I-183             23-0691590
     --------                        -----             ----------
(State or other jurisdiction       (Commission     (I.R.S. Employer
  of incorporation)                 File Number)    Identification No.)


     100 Crystal A Drive, Hershey, Pennsylvania              17033
     ------------------------------------------              -----
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:   (717) 534-6799
                                                      ---------------












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Exhibit Index - Page 3

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                      INFORMATION TO BE INCLUDED IN REPORT


Item 5.           Other Events

         On January 28, 1997 Hershey Foods Corporation announced its financial results for the year ending December 31, 1996. The press release announcing the financial results is incorporated by reference and is attached hereto as Exhibit 99.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 4, 1997


                                            HERSHEY FOODS CORPORATION



                                       By---------------------------------
                                             Robert M. Reese
                                             Vice President, General Counsel
                                             and Secretary












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Exhibit Index - Page 3

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                                  Exhibit Index
                                  -------------



Exhibit No.              Description
-----------              -----------



 99                    Press Release dated January 28, 1997
                       announcing the Corporation's financial
                       results for 1996.

















































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Exhibit Index - Page 3

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